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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) October 31, 1999

                                 SurgiLight, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-24897              35-1990562
   (State or other jurisdiction    (Commission         (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)


   7055 University Blvd, Winter Park, Florida                32792
   (Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code      (407) 657-6500


                          MAS Acquisition III Corp.
                           1710 E. Division St.
                         Evansville, Indiana 47711
         (Former name or former address, if changed, since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  Not applicable.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  Not applicable.

ITEM 5.  OTHER EVENT.

  Effective October 8, 1999, the Board of Directors elected Robert Clements,
J. S. Yuan and Timothy Shea as new members of the Board of Directors to serve until the next annual meeting of the Shareholders of the Company.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  Not applicable.

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 Date:    November 3, 1999

                                     SurgiLight, Inc.


                                     By: /s/J.T. Lin
                                        --------------------------------
                                         J.T. Lin, President and CEO
                                         and Chairman of Board Directors

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